RENASANT CORPORATION
209 Troy Street
Tupelo, Mississippi 38804

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, APRIL 28, 2020
The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Renasant Corporation (“Renasant”), dated March 19, 2020, furnished to shareholders of Renasant in connection with the solicitation of proxies by Renasant’s Board of Directors for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, April 28, 2020. This additional information is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 14, 2020.
THIS NOTICE SHOULD BE READ IN CONJUCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2020
To the Shareholders of Renasant Corporation:
Due to the ongoing public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our shareholders, employees, directors and the community, and in accordance with Executive Order No. 1469 issued by the Governor of the State of Mississippi on April 9, 2020, NOTICE IS HEREBY GIVEN that the format of the annual meeting of shareholders of Renasant Corporation (the “Annual Meeting”) has changed from a physical-only meeting to a virtual-only meeting. The Annual Meeting will still be held on Tuesday, April 28, 2020 at 1:30 p.m., CDT, and can be accessed via the internet at www.virtualshareholdermeeting.com/RNST2020. You will not be able to attend the Annual Meeting in person.
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record as of the close business on February 21, 2020. Whether or not you plan to participate in the Annual Meeting, your vote is important, and we encourage you to vote your shares in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.
Shareholders who voted by proxy do not need to attend the Annual Meeting; however, any shareholder who wishes to participate in the “virtual” shareholder meeting should follow the instructions below:
•Access to the Audio Webcast. The audio webcast of the Annual Meeting will begin promptly at 1:30 p.m. CDT, on Tuesday, April 28, 2020. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time.

•Log-in Instructions. You may access the Annual Meeting audio webcast at www.virtualshareholdermeeting.com/RNST2020. Shareholders of record may log in as a “Shareholder”, following the instructions below, or as a “Guest.” If you access the meeting as a “Shareholder,” you may ask questions and vote your shares as if attending the meeting in person. No unique control number is required if you log in as a “Guest”; however, you will be in listen only mode and will not able to ask questions or vote your shares. In order to login as a “Shareholder,” you will need to take the steps described below, depending on whether you hold your Renasant shares in your name or through an intermediary, like a bank or broker:
Registered Shareholders: If your shares are registered directly in your name with Broadridge, Inc. (“Broadridge”), our stock transfer agent, you are considered the shareholder of record with respect to those shares. To be admitted to the Annual Meeting as a “Shareholder”, you will need to enter your unique 16-digit control number which can be found on your proxy card or notice previously distributed. If you are unable to locate your control number, please contact Broadridge at 800-586-1684.
Beneficial Owners of Shares Held in Street Name: If you hold shares through an intermediary, such as a bank or broker, and would like to login as a “Shareholder” to vote or ask questions in the Annual Meeting, you will need to obtain your 16-digit control number from the intermediary.

•Submitting Questions at the Annual Meeting. Once access to the Annual Meeting is open, shareholders logged in with their unique control number may submit questions online. All questions will be subject to the procedures for the Annual Meeting that will be posted at the Annual Meeting website.

•Voting Your Shares Now or at the Annual Meeting. To vote now, follow the instructions on your proxy card and please vote promptly via internet (www.proxyvote.com) or phone (800-690-6903) or by completing and mailing your proxy card. You may vote your shares at the Annual Meeting if you log as a “Shareholder” with your unique 16-digit control number.
Sincerely,
E. Robinson McGraw
Chairman of the Board and
Executive Chairman

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be hold on April 28, 2020:
Renasant’s 2020 proxy statement and proxy card and its Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.proxyvote.com.